A&Q Masters Fund

Schedule of Portfolio Investments

(Unaudited)

December 31, 2019

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Offshore, Ltd.	US/Canada	$4,750,000	$4,590,351	4.60%	9/1/2019	Quarterly	45 days	9/30/2020	(d)	$3,842,456
Alvento Long/Short Equity Fund LP	Europe including UK	5,500,000	7,073,476	7.09	2/1/2017	Monthly	30 days	12/31/2019		$7,073,476
Brilliant US Feeder 2 Fund Limited	Greater China	3,997,761	4,874,393	4.88	8/1/2018	Monthly	30 days	12/31/2019		$4,874,393
Castle Hook Offshore Fund Ltd.	Global	1,381,305	1,382,539	1.39	1/1/2017	Quarterly	90 days	3/31/2020	(e)	$1,382,539
Crake Global Feeder Fund ICAV	Global Markets	4,500,000	4,689,688	4.70	11/1/2019	Monthly	45 days	12/31/2019		$4,689,688
Dragon Billion Select US Feeder Fund	Greater China	4,647,464	4,906,203	4.92	10/1/2017	Quarterly	90 days	12/31/2019		$4,906,203
MW Eureka Fund	Europe including UK	3,784,241	4,861,851	4.87	2/1/2016	Monthly	30 days	12/31/2019		$4,861,851
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	2,715,324	5,670,400	5.68	6/1/2015	Quarterly	45 days	12/31/2019		$5,670,400
Pleiad Asia Offshore Feeder Fund	Asia including Japan	4,510,877	5,360,752	5.37	8/1/2015	Quarterly	60 days	12/31/2019	(e)	$1,340,188
Point72 Capital International, Ltd.	Global	8,000,000	8,825,080	8.84	5/1/2018	Quarterly	45 days	12/31/2019	(e)	$2,206,270
Shellback Fund, LP	US/Canada	3,083,005	4,946,546	4.96	1/1/2014	Quarterly	45 days	12/31/2019		$4,946,546
Tairen China Fund Ltd.	Greater China	3,148,212	4,620,005	4.63	1/1/2018	Quarterly	60 days	12/31/2019		$4,620,005
TPG Public Equity Partners-B, Ltd.	Global	6,709,836	10,064,144	10.09	9/1/2015	Quarterly	60 days	12/31/2019	(e)	$2,516,036
Visium Balanced Offshore Fund, Ltd.	US/Canada	20,543	15,860	0.02	6/1/2011	N/A	N/A	N/A	(f)	N/A
Woodline Offshore Fund Ltd.	Global	4,500,000	4,626,609	4.64	11/1/2019	Quarterly	60 days	12/31/2020	(d)	$4,626,609
York Asian Opportunities Fund, L.P.	Asia including Japan	6,500,000	7,470,634	7.49	8/1/2019	Quarterly	60 days	12/31/2019		$7,470,634
York European Strategic Metric Master Fund, L.P.	Europe including UK	3,500,000	3,636,500	3.64	12/1/2019	Monthly	45 days	12/31/2019		$3,636,500
ZP Offshore Energy Fund, Ltd.	US/Canada	4,480,000	4,007,175	4.02	10/1/2018	Quarterly	60 days	12/31/2019		$4,007,175
ZP Offshore Utility Fund, Ltd.	US/Canada	1,240,000	1,282,284	1.28	10/1/2018	Quarterly	45 days	12/31/2019		$1,282,284

Equity Hedged Subtotal		76,968,568	92,904,490	93.11

Total Investment Funds		$76,968,568	$92,904,490	93.11%

Other securities		Cost	Fair Value	% of Net Assets

Other securities (g)		$5,662	$0	0.00%

Total other securities		$5,662	$0	0.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	This holding is under lock-up and is not redeemable without paying a fee.
(e)	The Investment Fund is subject to an investor level gate of 25%.
(f)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(g)	The Fund has valued this security received from in-kind distributions from an Investment Fund at $0 and considers it to be a Level 3 investment.

Complete information about the Investment Funds’ underlying investments is not readily available.

A&Q Masters Fund

Schedule of Portfolio Investments (continued)

(Unaudited)

December 31, 2019

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Trustees.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $92,904,490. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $92,904,490) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of December 31, 2019, the Investment Funds in the equity hedged strategy had $34,849,475, representing 38% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $9,216,960, representing 10% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for these investments ranges from 8 - 10 months at December 31, 2019. Investments representing less than 1% of the value of investments in this category are held in side pockets; therefore, redemption notice periods are no longer effective for these investments and the liquidation of assets is uncertain. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2019.

Please refer to the September 30, 2019 financial statements for full disclosure on the Fund’s portfolio valuation methodology.